UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2012

FLOWERS FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-16247	58-2582379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2012, Flowers Foods, Inc. (“Flowers”) issued a press release announcing that it had entered into two definitive agreements to acquire Lepage Bakeries, Inc., a Delaware corporation (“Lepage”) and certain of Lepage’s affiliated companies for $370 million in cash and Flowers common stock.

Pursuant to the Acquisition Agreement dated May 31, 2012 (the “Acquisition Agreement”), by and among Flowers, Lobsterco I, LLC, a Maine single-member limited liability company and indirect wholly owned subsidiary of Flowers (“Lobsterco I”), Lepage, RAL, Inc., a Maine corporation (“RAL”), Bakeast Company, a Maine general partnership (“Bakeast Partnership”), Bakeast Holdings, Inc. (“Bakeast Holdings,” and collectively with Lepage, RAL and Bakeast Partnership, the “Acquired Entities”), and the equityholders of the Acquired Entities named in the Acquisition Agreement (collectively, the “Equityholders”), Lobsterco I will purchase from the Equityholders, upon the terms and subject to the conditions of the Acquisition Agreement, all of the issued and outstanding shares of the Acquired Entities in exchange for $320 million in cash and deferred cash payments. The purchase price will be funded with a combination of available cash and committed credit facilities.

Pursuant to the Agreement and Plan of Merger dated May 31, 2012 (the “Merger Agreement”), by and among Flowers, Lobsterco II, LLC, a Maine single-member limited liability company and indirect wholly owned subsidiary of Flowers (“Lobsterco II”), Aarow Leasing, Inc., a Maine corporation (“Aarow”), The Everest Company, Incorporated, a Maine corporation (“Everest,” and together with Aarow, the “Acquired Companies”), and the shareholders of the Acquired Companies named in the Merger Agreement (collectively, the “Shareholders”), the Acquired Companies will be merged, upon the terms and subject to the conditions of the Merger Agreement, with and into Lobsterco II and all of the issued and outstanding shares of common stock of the Acquired Companies will be exchanged for shares of common stock of Flowers having an aggregate value of $50 million. The shares of Flowers common stock to be received by the Shareholders will be subject to certain transfer and sale restrictions for a period of up to four years following closing of the transactions contemplated by the Merger Agreement.

The parties to both the Acquisition Agreement and the Merger Agreement have made customary representations, warranties and covenants in the respective agreements, and the completion of the acquisition and the completion of the merger are subject to regulatory approvals, including, without limitation, regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and customary closing conditions. In addition, the Acquisition Agreement provides for certain indemnification obligations by Flowers, Lobsterco I and the Equityholders and contains certain termination rights for each of Flowers, Lobsterco I and the Acquired Entities. The Merger Agreement provides for certain indemnification obligations by Flowers, Lobsterco II and the Shareholders and contains certain termination rights for each of Flowers and the Acquired Companies.

The foregoing descriptions of the Acquisition Agreement and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Acquisition Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference, respectively. A copy of the press release announcing the transactions is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Acquisition Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Flowers. The representations, warranties and covenants contained in the Acquisition Agreement and the Merger Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Acquisition Agreement and the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Acquisition Agreement or the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Flowers, Lobsterco I, Lobsterco II, the Acquired Entities or the Acquired Companies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in Flowers’ public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Report is incorporated into this Item 3.02 by this reference.

The shares of Flowers common stock that will be issued to the Shareholders in connection with the transactions contemplated by the Merger Agreement will be issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) thereof and Regulation D thereunder. Flowers will rely on certain representations, warranties, certifications and agreements of the Shareholders, including their agreement with respect to restrictions on resale, in support of their satisfaction of the conditions contained in Section 4(2) and Regulation D under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Acquisition Agreement by and among Flowers Foods, Inc., Lobsterco I, LLC, Lepage Bakeries, Inc., RAL, Inc., Bakeast Company, Bakeast Holdings, Inc., and the equityholders named therein dated May 31, 2012*

2.2	Agreement and Plan of Merger by and among Flowers Foods, Inc., Lobsterco II, LLC, Aarow Leasing, Inc., The Everest Company, Incorporated and the shareholders named therein dated May 31, 2012*

99.1	Press Release of Flowers Foods, Inc. dated May 31, 2012

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
Date: June 1, 2012
	By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Acquisition Agreement by and among Flowers Foods, Inc., Lobsterco I, LLC, Lepage Bakeries, Inc., RAL, Inc., Bakeast Company, Bakeast Holdings, Inc., and the equityholders named therein dated May 31, 2012*

2.2	Agreement and Plan of Merger by and among Flowers Foods, Inc., Lobsterco II, LLC, Aarow Leasing, Inc., The Everest Company, Incorporated and the shareholders named therein dated May 31, 2012*

99.1	Press Release of Flowers Foods, Inc. dated May 31, 2012

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC.